EXHIBIT A

                        TRANSAMERICA IDEX MUTUAL FUNDS
                        AEGON/TRANSAMERICA SERIES TRUST
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A "FUND")

                        Form For Rule 17e-l Transaction

  (to be attached to confirmation of agency trades with An Affiliated Broker)

Transamerica MS Growth Opportunities    SEE ATTACHED
-------------------------------------   -----------------------------------------
Name of Fund                            Date of Trade

SEE ATTACHED                                BIDS
-------------------------------------   -----------------------------------------
Security                                Name of Affiliated Broker

  $563.12                                   $0.004
-------------------------------------   -----------------------------------------
Total Commission                        Unit Cost of Commission (i.e., per share charge)

   In determining whether the commissions paid by the Fund were reasonable and fair compared to commissions charged by other brokers, the following information was used:

a. Commission charged by the Affiliated Broker during the same period to other clients/1/:
   $0.004 - $0.020

b. Commissions being charged during this time period by unaffiliated broker-dealers for comparable transactions:
   $0.020 - $0.035

c. Other information considered:

d. Comments, including explanation of any material differences between commissions reported under paragraphs a and b, above and those charged to the Fund for the reported transaction:

/s/ Kelly Daniels
-----------------------------
Kelly Daniels, Vice President

/1/ Rate reflects commission charged to other MSIM clients by the affiliated broker.

                                   EXHIBIT B

                        TRANSAMERICA IDEX MUTUAL FUNDS
                     AEGON/TRANSAMERICA SERIES FUND, INC.
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A "FUND")

             Quarterly Report to the Boards of Directors/Trustees
                Regarding Transactions with Affiliated Brokers

                        for quarter ended June 30, 2013

Name of Fund: Transamerica MS Growth Opportunities

Total broker-dealer commissions paid by the Fund during quarter: $140,360.46

Total compensation paid by the Fund to each Affiliated Broker during quarter:

   Name of Affiliated Broker: BIDS

   Total compensation to that Affiliated Broker: $563.12

   Name of Affiliated Broker:

   Total compensation to that Affiliated Broker:

   Name of Affiliated Broker:

   Total compensation to that Affiliated Broker:

Comments:

Attached hereto are reports on individual transactions comprising these totals.

The undersigned certifies that these transactions were effected in compliance with the Fund's Procedures regarding payments of brokerage commissions to Affiliated Brokers under Section 17(e) and Rule 17e-l.

/s/ Sherri Cohen                                7/11/13
----------------------------------              -----------------------------
Sherri Cohen                                    Date
Managing Director

                                  RULE 17e-1
                         AFFILIATED BROKER TRANSACTION
                     FOR THE QUARTER ENDING: June 30, 2013

Rule 17e-1 Form (Affiliated Broker Transactions)
------------------------------------------------

                                                                                                  Broker
                Affiliated                                                                      Commission
                  Broker        Trade                                                            Cost Per    Total       Total
Client Name        Name         Date    Transaction Symbol    Security Name     Shares  Price     Share    Commission    Cost
-----------     ----------    --------- ----------- ------ -------------------- ------ -------- ---------- ---------- -----------
Transamerica
  MS Growth                                                  WEIGHT WATCHERS
  Opportunities   BIDS (MLCO)  4/2/2013    Sell      WTW    INTL INC USD COM       446 $ 42.050  $0.0040     $ 1.78   $ 18,744.95
Transamerica
  MS Growth                                                  WEIGHT WATCHERS
  Opportunities   BIDS (MLCO)  4/4/2013    Sell      WTW    INTL INC USD COM       564 $ 42.000  $0.0040     $ 2.26   $ 23,676.18
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO)  4/5/2013    Sell     IPIUS  INTREPID POTASH INC   1,666 $ 18.395  $0.0040     $ 6.66   $ 30,612.06
Transamerica
  MS Growth                                                    BROOKFIELD
  Opportunities   BIDS (MLCO)  4/8/2013    Sell     BIPUS   INFRASTRUCTURE PA    1,195 $ 37.534  $0.0040     $ 4.78   $ 44,827.98
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO)  4/8/2013    Sell     IPIUS  INTREPID POTASH INC   5,143 $ 18.225  $0.0040     $20.57   $ 93,626.22
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO)  4/9/2013    Sell     IPIUS  INTREPID POTASH INC   1,435 $ 18.878  $0.0040     $ 5.74   $ 27,060.62
Transamerica
  MS Growth                                                  WEIGHT WATCHERS
  Opportunities   BIDS (MLCO)  4/9/2013    Sell      WTW    INTL INC USD COM       536 $ 41.660  $0.0040     $ 2.14   $ 22,318.53
Transamerica
  MS Growth                                                  WEIGHT WATCHERS
  Opportunities   BIDS (MLCO) 4/16/2013    Sell      WTW    INTL INC USD COM     1,482 $ 41.630  $0.0040     $ 5.93   $ 61,664.63
Transamerica
  MS Growth                                                   PANERA BREAD
  Opportunities   BIDS (MLCO) 4/24/2013    Buy      PNRAUS  COMPANY CL-A COM     1,500 $175.863  $0.0040     $ 6.00   $263,824.65
Transamerica
  MS Growth                                                    BROOKFIELD
  Opportunities   BIDS (MLCO) 4/24/2013    Sell     BIPUS   INFRASTRUCTURE PA      371 $ 38.250  $0.0040     $ 1.48   $ 14,183.01
Transamerica
  MS Growth                                                    BROOKFIELD
  Opportunities   BIDS (MLCO) 4/26/2013    Sell     BIPUS   INFRASTRUCTURE PA    4,037 $ 38.338  $0.0040     $16.15   $154,684.28
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO) 4/29/2013    Sell     LNKDUS    LINKEDIN CORP        344 $190.300  $0.0040     $ 1.38   $ 65,454.85
Transamerica
  MS Growth                                                ARCH CAP GROUP LTD
  Opportunities   BIDS (MLCO)  5/6/2013    Buy      ACGLUS         ORD             956 $ 53.025  $0.0040     $ 3.82   $ 50,711.02
Transamerica
  MS Growth                                                  ULTRA PETROLEUM
  Opportunities   BIDS (MLCO)  5/7/2013    Buy      UPLUS     CORP USD COM       5,711 $ 20.000  $0.0040     $22.84   $114,334.22
Transamerica
  MS Growth                                                  ULTRA PETROLEUM
  Opportunities   BIDS (MLCO)  5/8/2013    Buy      UPLUS     CORP USD COM       2,134 $ 20.140  $0.0040     $ 8.54   $ 43,021.44
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO)  5/8/2013    Sell      GHLUS   GREENHILL & CO        723 $ 46.935  $0.0040     $ 2.89   $ 33,918.78
Transamerica
  MS Growth                                                  WEIGHT WATCHERS
  Opportunities   BIDS (MLCO) 5/8/2013     Sell      WTW    INTL INC USD COM    2,305  $ 42.077  $0.0040     $ 9.22   $ 96,938.05
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO) 5/9/2013     Buy      CRIUS  CARTERS INC USD COM  14,505 $ 65.843  $0.0040     $58.02   $955,338.46
Transamerica
  MS Growth                                                     QIHOO 360
  Opportunities   BIDS (MLCO) 5/9/2013     Buy      QIHUUS  TECHNOLOGY CO-ADR   1,028  $ 38.250  $0.0040     $ 4.11   $ 39,341.56
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO) 5/13/2013    Sell     GHLUS    GREENHILL & CO      377   $ 47.200  $0.0040     $ 1.51   $ 17,786.46
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO) 5/14/2013    Sell     GHLUS    GREENHILL & CO     2,923  $ 47.528  $0.0040     $11.69   $138,863.35
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO) 5/15/2013    Buy      CRIUS  CARTERS INC USD COM  1,081  $ 70.305  $0.0040     $ 4.32   $ 76,021.33
Transamerica                                                      SATA
  MS Growth                                                TECHNOLOGIESHOLDINGS
  Opportunities   BIDS (MLCO) 5/20/2013    Sell      STUS        NV COM         2,837  $ 36.861  $0.0040     $11.35   $104,515.00
Transamerica
  MS Growth                                                TRIMBLE NAVIGATION
  Opportunities   BIDS (MLCO) 5/20/2013    Sell     TRMBUS     LTD USD COM      1,018  $ 29.300  $0.0040     $ 4.07   $ 29,806.37
Transamerica
  MS Growth                                                   MEAD JOHNSON
  Opportunities   BIDS (MLCO) 5/21/2013    Buy      MJNUS     NUTRITION CO       513   $ 80.770  $0.0040     $ 2.05   $ 41,445.27
Transamerica
  MS Growth                                                    ULTA SALON
  Opportunities   BIDS (MLCO) 5/21/2013    Buy      ULTAUS COSMETICS & FRAGRAN  1,607  $ 96.050  $0.0040     $ 6.43   $154,385.13
Transamerica                                                      SATA
  MS Growth                                                TECHNOLOGIESHOLDINGS
  Opportunities   BIDS (MLCO) 5/21/2013    Sell      STUS        NV COM         1,011  $ 36.885  $0.0040     $ 4.04   $ 37,269.68
Transamerica
  MS Growth                                                TRIMBLE NAVIGATION
  Opportunities   BIDS (MLCO) 5/21/2013    Sell     TRMBUS     LTD USD COM       611   $ 29.100  $0.0040     $ 2.44   $ 17,767.48
Transamerica
  MS Growth                                                 VERISK ANALYTICS
  Opportunities   BIDS (MLCO) 5/22/2013    Sell     VRSKUS      INC-CL A        1,360  $ 60.825  $0.0040     $ 5.44   $ 82,693.36
Transamerica
  MS Growth
  Opportunities   BIDS (MLCO) 5/23/2013    Buy      CRIUS  CARTERS INC USD COM  1,513  $ 69.510  $0.0040     $ 6.05   $105,198.89
Transamerica
  MS Growth                                                   MEAD JOHNSON
  Opportunities   BIDS (MLCO) 5/23/2013    Buy      MJNUS     NUTRITION CO       321   $ 82.810  $0.0040     $ 1.28   $ 26,588.43
Transamerica
  MS Growth                                                   MEAD JOHNSON
  Opportunities   BIDS (MLCO) 5/23/2013    Buy      MJNUS     NUTRITION CO      1,931  $ 83.742  $0.0040     $ 7.72   $161,744.23
Transamerica
  MS Growth                                                   MEAD JOHNSON
  Opportunities   BIDS (MLCO) 5/23/2013    Buy      MJNUS     NUTRITION CO       544   $ 84.475  $0.0040     $ 2.18   $ 45,965.28

                                       1

                                  RULE 17e-1
                         AFFILIATED BROKER TRANSACTION
                     FOR THE QUARTER ENDING: June 30, 2013

Rule 17e-1 Form (Affiliated Broker Transactions)
------------------------------------------------

                                                                                               Broker
                 Affiliated                                                                  Commission
                  Broker                                                                      Cost Per    Total
Client Name        Name      Trade Date Transaction Symbol Security Name   Shares    Price     Share    Commission  Total Cost
-----------      ----------  ---------- ----------- ------ --------------- -------- -------- ---------- ---------- -------------
Transamerica MS
  Growth           BIDS                                     MEAD JOHNSON
  Opportunities   (MLCO)     5/23/2013     Buy      MJNUS   NUTRITION CO       510  $ 84.480  $0.0040    $  2.04   $   43,095.00
Transamerica MS                                              ULTA SALON
  Growth           BIDS                                     COSMETICS &
  Opportunities   (MLCO)     5/23/2013     Buy      ULTAUS    FRAGRAN          843  $ 92.795  $0.0040    $  3.37   $   78,243.05
Transamerica MS                                                VERISK
  Growth           BIDS                                    ANALYTICS INC-
  Opportunities   (MLCO)     5/23/2013     Sell     VRSKUS      CL A         2,755  $ 59.945  $0.0040    $ 11.02   $  165,090.50
Transamerica MS
  Growth           BIDS                                     ATHENAHEALTH
  Opportunities   (MLCO)     5/24/2013     Buy      ATHNUS      INC            449  $ 84.000  $0.0040    $  1.80   $   37,724.98
Transamerica MS                                                VERISK
  Growth           BIDS                                    ANALYTICS INC-
  Opportunities   (MLCO)     5/24/2013     Sell     VRSKUS      CL A           826  $ 59.155  $0.0040    $  3.30   $   48,844.65
Transamerica MS
  Growth           BIDS
  Opportunities   (MLCO)     5/28/2013     Buy      CFXUS   COLFAX CORP        785  $ 49.545  $0.0040    $  3.14   $   38,908.53
Transamerica MS
  Growth           BIDS                                     CARTERS INC
  Opportunities   (MLCO)     5/29/2013     Buy      CRIUS     USD COM       10,376  $ 71.025  $0.0040    $ 41.50   $  737,162.92
Transamerica MS
  Growth           BIDS                                     MEAD JOHNSON
  Opportunities   (MLCO)     5/29/2013     Buy      MJNUS   NUTRITION CO     1,226  $ 84.353  $0.0040    $  4.90   $  103,441.30
Transamerica MS
  Growth           BIDS                                     SALLY BEAUTY
  Opportunities   (MLCO)     5/29/2013     Buy      SBHUS      CO INC        1,026  $ 31.045  $0.0040    $  4.10   $   31,872.69
Transamerica MS                                               TRIMBLE
  Growth           BIDS                                      NAVIGATION
  Opportunities   (MLCO)     5/29/2013     Sell     TRMBUS  LTD USD COM     10,686  $ 27.723  $0.0040    $ 42.74   $  296,028.03
Transamerica MS
  Growth           BIDS                                     CARTERS INC
  Opportunities   (MLCO)     5/30/2013     Buy      CRIUS     USD COM       10,376  $ 70.985  $0.0040    $ 41.50   $  736,747.88
Transamerica MS
  Growth           BIDS
  Opportunities   (MLCO)     5/30/2013     Buy      GRPNUS  GROUPON INC      2,347  $  7.475  $0.0040    $  9.39   $   17,590.77
Transamerica MS
  Growth           BIDS                                     SALLY BEAUTY
  Opportunities   (MLCO)     5/30/2013     Buy      SBHUS      CO INC        5,075  $ 30.891  $0.0040    $ 20.30   $  156,872.31
Transamerica MS                                               TRIMBLE
  Growth           BIDS                                      NAVIGATION
  Opportunities   (MLCO)     5/30/2013     Sell     TRMBUS  LTD USD COM        509  $ 27.750  $0.0040    $  2.04   $   14,114.32
Transamerica MS
  Growth           BIDS
  Opportunities   (MLCO)     5/31/2013     Buy      GRPNUS  GROUPON INC      1,657  $  7.635  $0.0040    $  6.63   $   12,684.34
Transamerica MS                                               TRIMBLE
  Growth           BIDS                                      NAVIGATION
  Opportunities   (MLCO)     5/31/2013     Sell     TRMBUS  LTD USD COM        718  $ 28.225  $0.0040    $  2.87   $   20,250.83
Transamerica MS                                             PANERA BREAD
  Growth           BIDS                                     COMPANY CL-A
  Opportunities   (MLCO)      6/4/2013     Buy      PNRAUS      COM         10,377  $192.890  $0.0040    $ 41.51   $2,001,827.07
Transamerica MS
  Growth           BIDS                                     MCCORMICK &
  Opportunities   (MLCO)      6/6/2013     Buy      MKCUS  CO INC USD COM      491  $ 69.300  $0.0040    $  1.96   $   34,036.12
Transamerica MS
  Growth           BIDS                                     MCCORMICK &
  Opportunities   (MLCO)     6/11/2013     Buy      MKCUS  CO INC USD COM      479  $ 71.260  $0.0040    $  1.92   $   34,143.12
Transamerica MS
  Growth           BIDS                                    STERICYCLE INC
  Opportunities   (MLCO)     6/11/2013     Sell     SRCLUS    USD COM          488  $107.000  $0.0040    $  1.95   $   52,205.33
Transamerica MS
  Growth           BIDS                                     CARTERS INC
  Opportunities   (MLCO)     6/12/2013     Buy      CRIUS     USD COM          547  $ 71.825  $0.0040    $  2.19   $   39,299.22
Transamerica MS
  Growth           BIDS                                     MCCORMICK &
  Opportunities   (MLCO)     6/12/2013     Buy      MKCUS  CO INC USD COM      490  $ 71.550  $0.0040    $  1.96   $   35,069.30
Transamerica MS
  Growth           BIDS                                    STERICYCLE INC
  Opportunities   (MLCO)     6/12/2013     Sell     SRCLUS    USD COM          976  $106.754  $0.0040    $  3.90   $  104,170.37
Transamerica MS
  Growth           BIDS                                    STERICYCLE INC
  Opportunities   (MLCO)     6/14/2013     Sell     SRCLUS    USD COM          288  $106.645  $0.0040    $  1.15   $   30,707.46
Transamerica MS
  Growth           BIDS                                     MCCORMICK &
  Opportunities   (MLCO)     6/19/2013     Buy      MKCUS  CO INC USD COM      637  $ 73.265  $0.0040    $  2.55   $   46,682.55
Transamerica MS
  Growth           BIDS                                     CARTERS INC
  Opportunities   (MLCO)     6/21/2013     Buy      CRIUS     USD COM       12,116  $ 72.790  $0.0040    $ 48.46   $  882,165.96
                                                               TOTAL       140,781                       $563.12   $8,993,310.35

/s/ Kelly Daniels
------------------------------------
Name: Kelly Daniels
Title: Vice President - Compliance
Morgan Stanley Investment Management, Inc.